Exhibit 10.26AC

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

THIRTY-THIRD AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Thirty-third Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

1.

Customer desires to receive and CSG agrees to provide ongoing maintenance and support to Customer in support of the ACP integration to Customer’s telephone number inventory system.  Therefore, upon execution of this Amendment, the following changes are hereby made to the Agreement:

a)

Schedule F, shall be amended to add a new subsection “d,” “Telephone Number Inventory Service,” to “Fees,” Section 1, "CSG Services," subsection I, “Processing,” subsection A., “Video High Speed Data and Residential Voice Services,” subsection iv), “Ancillary Services for Video, High Speed Data, and Residential Voice Services,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
d. Integrated Telephone Number Inventory (Note 1)
1.Development and Implementation (Note 2)	[*** *******]	[*****]
2.Maintenance and Support Services (Note 3)	[*******]	$[*********]

Note 1: Maintenance and support of Integrated Telephone Number Inventory is available for both residential and commercial voice services.

Note 2: Development and implementation of the integration and associated fees shall be mutually agreed upon and documented in those certain Statements of Work entitled, respectively, “Integration with Telephone Number Inventory Management System Requirements Gathering and Design” and “Integration with Telephone Number Inventory Management System Develop and Deploy” (CSG document numbers 4130424 and 4130432) to be executed by CSG and Customer.

Note 3: Maintenance and Support Services will commence following deployment of the integration to Customer’s Telephone Number Inventory and will include server capacity, operational support, and, following deployment, up to [*****] ([*]) [***** ** ******* *******] for minor changes to Telephone Number Inventory Service.  In the event Customer does not use the [*****] ([*]) [*****] made available for Support Services in a given [*****], such hours may not be carried over to a subsequent [*****] and Customer shall not be entitled to a refund of Maintenance and Support Services fees.  Maintenance and Support Services will continue until such time Customer terminates use of the Telephone Number Inventory Service. Should customer choose to terminate Telephone Number Inventory Service, Customer will provide CSG with no less than [*** ******* ******] ([***]) [*****] prior notice of such discontinuance.

Exhibit 10.26AC

[SIGNATURE PAGE FOLLOWS]

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: Mike Ciszek	Title: Gregory L. Cannon
Name: SVP - Billing Strategy and Operation	Name: SVP, Secretary & General Counsel
Date: 8/29/19	Date: 8/29/19